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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                   FORM 8-K



                                CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of Earliest Event Reported)   January 22, 1997
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                        SECURITY CAPITAL PACIFIC TRUST
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            (Exact Name of Registrant as Specified in its Charter)



                                   Maryland
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                (State or Other Jurisdiction of Incorporation)


         1-10272                                      74-6056896
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 (Commission File Number)                   (I.R.S. Employer Identification No.)



     7777 Market Center Avenue, El Paso, Texas             79912
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     (Address of Principal Executive Offices)            (Zip Code)


                                (915) 877-3900
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             (Registrant's Telephone Number, Including Area Code)




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ITEM 5.  OTHER EVENTS

     On January 22, 1997, the Registrant announced that it had received a proposal to become an internally managed real estate investment trust. This announcement is filed as an exhibit hereto and is hereby incorporated by reference.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits.

          99.1 Press Release dated January 22, 1997.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      SECURITY CAPITAL PACIFIC TRUST



Dated:  January 24, 1997              By:  /s/ Jeffrey A. Klopf
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                                           Jeffrey A. Klopf
                                           Secretary